UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2019

CLEARBRIDGE

INTERNATIONAL

SMALL CAP FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Fund for the twelve-month reporting period ended September 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2019

II	ClearBridge International Small Cap Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small capitalization companies or other investments with similar economic characteristics. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund will invest substantially all its assets outside the United States. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term. The Fund may focus a significant portion of its investments in one or more countries from time to time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2019, international small cap markets suffered losses, underperforming the overall developed and global ex-U.S. markets. The Fund’s benchmark, the MSCI EAFE Small Cap Indexi, which measures the performance of small-cap equity companies across developed markets around the world, excluding the U.S. and Canada, generated a return of -5.93% for the reporting period while the MSCI ACWI ex USA Small Cap Indexii, which includes both developed and emerging markets, declined 5.24%. The performance of international equities, including small caps, was limited by the ongoing trade tensions between the U.S and China, weakness in commodity prices and slowing global economic growth. The strength of the U.S. dollar, which gained against most foreign currencies during the period, was also a headwind.

The start of the fiscal year was an extremely negative one for global equities and international small cap stocks were not immune from the drawdown. Worsening expectations for global economic growth, elevated trade tensions and fears of rising interest rates in the U.S. sent global markets into correction territory. The MSCI EAFE Small Cap Index declined 16.05% in the fourth quarter of 2018.

After the dramatic fourth-quarter sell-off, global markets rebounded strongly in the first quarter of 2019. Adding to the January effect, U.S. Federal Reserve Board’s (the “Fed”)iii Chairman Jerome Powell’s dovish turn re-ignited confidence in risk assets, driving global stocks to their best start in nearly a decade. The MSCI EAFE Small Cap Index experienced a 10.65% gain for the first quarter of 2019.

Trade tensions dominated global sentiment and stock performance in the second quarter of 2019. What began as a strong continuation of the first quarter’s market advances was met by an abrupt turn in May 2019. A combination of new Iranian sanctions, an Italian budget conflict and U.S. President Trump backing away from trade negotiations with China and imposing tariffs sent global markets into a tailspin. The global economy was already slowing due to uncertainty surrounding trade, fiscal, regulatory and monetary policies. A broadening trade war further threatened international supply chains and led companies to

ClearBridge International Small Cap Fund 2019 Annual Report	1

Fund overview (cont’d)

halt investments and hiring plans. Europe and Asia were especially hard hit as world trade growth and manufacturing activity turned negative. This mix of fear and uncertainty was particularly hostile to value stocks.

Volatility continued as the dominant theme in the third quarter, as international markets declined in the first two months only to be followed by a sharp September 2019 reversal. Though trade and political uncertainty persisted across headlines, investors exited the quarter looking forward to progress on Sino-U.S. trade discussions as well as Brexit in the coming months. Overall, the MSCI EAFE Small Cap Index was relatively unchanged at -0.44% for the quarter.

For most of the reporting period, non-U.S. value stocks, including smaller companies, were trading at the largest discount ever compared to growth stocks. The gap between the performance of low volatility, quality, growth and momentum factors and value were also the widest in history.

Q. How did we respond to these changing market conditions?

A. The Fund’s significant exposure to emerging markets was a main source of underperformance, particularly Chinese industrial names which continue to be impacted by the country’s moderating economic growth. For example, CIMC Enric, a Chinese manufacturer of liquefied natural gas (“LNG”) and chemical storage tanks, suffered from slower LNG imports tied to weaker manufacturing activity. While there remains some uncertainty in the near term, we believe demand will improve as we move into the seasonally stronger back half of the year. Longer term, natural gas adoption and infrastructure buildout remains a high priority for the Chinese government.

European small caps also had a challenging year, owing to the heavy manufacturing and export dependence of the region. While the Fund’s holdings are not immune to macro pressure, we are confident that each of these names has unique catalysts which can drive meaningful re-rating.

Several powerful fundamental catalysts and structural changes support a shift towards a value led market, which would also support the smaller companies we hold in the Fund. Policy is shifting as the real economy is favored over the financial markets. Normally as central banks reduce short rates, the yield curveiv steepens, and looking at the recent breakdown of the U.S. 30-year Treasury, this may have already begun. Gold and gold stocks have also broken out to multi-year highs in relation to bonds, stocks and other commodities — usually a harbinger of rising inflation. In general, commodity prices are the lowest they have been since the 1970s so any change in trend would be lasting and powerful.

With Europe facing political instability, a weak economy and the threat of a trade conflict with the U.S., the consensus is moving away from balanced budgets and austerity. Leaders supported by French President Macron are slated to head up the European Central Bank (“ECB”)v and the European Commission, which significantly increases the odds of meaningful reforms and the establishment of a closer “fiscal union.” This would tend to

2	ClearBridge International Small Cap Fund 2019 Annual Report

accelerate the rebalancing in the Eurozone between the strong economies of the North and weaker peripheral countries. Sharply undervalued Italian shares and European banks stand to benefit from any signs of a closer and more pro-growth union. President Trump has recently been vocal about wanting a weaker U.S. dollar which would be supportive of growth in emerging markets, underpin commodity prices and raise inflation. China is also likely to expand fiscal stimulus in addition to rate cuts already implemented.

Given this narrative is consistent with our view over the past year, the Fund’s portfolio did not see much change with respect to sector or regional weightings. Several stocks hit price targets, which we exited opportunistically, while also pruning the portfolio of other names which we believed were not executing per our investment thesis. The proceeds were reallocated to the Fund’s highest conviction holdings, as well as the addition of several new ideas, mostly in Europe. Overall, the Fund remains overweight to economically sensitive sectors such as Industrial and Materials, which we believe will be the prime beneficiaries of upcoming reflationary policies. Conversely, we continue to avoid the crowded and expensive safety trades in the Information Technology (“IT”), Health Care and Real Estate sectors. From a geographic perspective, the Fund maintains an overweight to emerging markets, particularly China, South Korea and Brazil.

It appears the world is embarking on a new cycle of synchronized monetary policy easing and fiscal stimulus. U.S. federal spending hit a new record high in June 2019 with nearly every country planning to follow America’s lead. Against this backdrop, we believe international small cap value stocks could be one of the few truly diversifying asset classes with high return potential left in this cycle.

Performance review

For the twelve months ended September 30, 2019, Class A shares of ClearBridge International Small Cap Fund, excluding sales charges, returned -13.38%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned -5.93% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Averagevi returned -8.33% over the same time frame.

Performance Snapshot as of September 30, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Fund:
Class A	-4.86%	-13.38%
Class A2	-5.01%	-13.64%
Class C	-5.20%	-13.98%
Class I	-4.77%	-13.16%
Class IS	-4.77%	-13.10%
MSCI EAFE Small Cap Index	1.26%	-5.93%
Lipper International Small/Mid-Cap Core Funds Category Average	-0.96%	-8.33%

ClearBridge International Small Cap Fund 2019 Annual Report	3

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.50%, 1.67%, 2.20%, 1.19% and 1.04%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.40% for Class A shares, 1.60% for Class A2 shares, 2.15% for Class C shares, 1.05% for Class I shares and 0.95% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance came from the Real Estate sector during the reporting period. Relative to the benchmark, stock selection in the Materials, Real Estate and Energy sectors had the greatest positive impact on performance for the period. On a regional basis, stock selection in Asia Ex Japan and an overweight allocation to emerging markets benefited relative results.

4	ClearBridge International Small Cap Fund 2019 Annual Report

Over the reporting period, individual stocks that made a significant contribution to performance included Avance Gas Holding Ltd. in the Energy sector, publity AG in the Real Estate sector, Novagold Resources Inc. in the Materials sector, China Lesso Group Holdings Ltd. in the Industrials sector and Entertainment One Ltd. in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Industrials and Financials sectors detracted the most from performance for the reporting period. Relative to the benchmark, overall stock selection and sector allocation negatively impacted performance. In particular, stock selection in the Consumer Discretionary, Financials, Industrials and Utilities sectors, underweight allocations to the Real Estate and Information Technology sectors and an overweight allocation to the Energy sector detracted from performance.

On a regional basis, relative performance was most negatively impacted by stock selection in emerging markets, Europe Ex-UK and the United Kingdom.

Individual holdings that detracted from performance during the period included Roots Corp. and Ted Baker Plc, both in the Consumer Discretionary sector, CIMC Enric Holdings Ltd. and Takeuchi Manufacturing Co., Ltd., both in the Industrials sector and Sherritt International Corp. in the Materials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund established a number of new positions and closed a number of existing positions over the course of the reporting period. The largest additions to the Fund’s portfolio were positions in Vulcabras Azaleia SA in the Consumer Discretionary sector, Eurobank Ergasias SA in the Financials sector, Open House Co. Ltd. in the Real Estate sector and Bucher Industries AG and Travis Perkins plc, both in the Industrials sector. The largest eliminations from the Fund’s portfolio were Entertainment One Ltd. and KT Skylife Co. Ltd., both in the Communication Services sector, Doosan Bobcat Inc. and Takeuchi Manufacturing Co., Ltd., both in the Industrials sector as well as eDreams ODIGEO SA in the Consumer Discretionary sector.

ClearBridge International Small Cap Fund 2019 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in ClearBridge International Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

Grace Su

Portfolio Manager

ClearBridge Investments, LLC

October 23, 2019

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

6	ClearBridge International Small Cap Fund 2019 Annual Report

Portfolio holdings and breakdowns are as of September 30, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2019 were: Avance Gas Holding Ltd. (2.4%), Novagold Resources Inc. (1.9%), i-SENS Inc. (1.9%), SBS Holdings Inc. (1.7%), Applus Services SA (1.7%), Sun Frontier Fudousan Co. Ltd. (1.6%), Makino Milling Machine Co. Ltd. (1.5%), Dragon Capital — Vietnam Enterprise Investments Ltd., Class C Shares (1.5%), Thai Union Group PCL (1.4%) and Yuexiu Transport Infrastructure Ltd. (1.4%). Please refer to pages 14 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2019 were: Industrials (33.5%), Materials (13.1%), Consumer Discretionary (12.1%), Financials (11.4%) and Real Estate (5.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI EAFE Small Cap Index is an unmanaged, free float-adjusted, market-weighted index of small capitalization companies in each industry group of each country represented by the MSCI EAFE Index, which is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

ii	The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 62 funds for the six-month period and among the 58 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Small Cap Fund 2019 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2019 and September 30, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Amount represents less than 0.1%.

8	ClearBridge International Small Cap Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2019 and held for the six months ended September 30, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000= 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.86%	$1,000.00	$951.40	1.28%	$6.26	Class A	5.00%	$1,000.00	$1,018.65	1.28%	$6.48
Class A2	-5.01	1,000.00	949.90	1.60	7.82	Class A2	5.00	1,000.00	1,017.05	1.60	8.09
Class C	-5.20	1,000.00	948.00	2.06	10.06	Class C	5.00	1,000.00	1,014.74	2.06	10.40
Class I	-4.77	1,000.00	952.30	1.05	5.14	Class I	5.00	1,000.00	1,019.80	1.05	5.32
Class IS	-4.77	1,000.00	952.30	0.95	4.65	Class IS	5.00	1,000.00	1,020.31	0.95	4.81

ClearBridge International Small Cap Fund 2019 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	ClearBridge International Small Cap Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/19	-13.38%	-13.64%	-13.98%	-13.16%	-13.10%
Five Years Ended 9/30/19	0.36	0.15	-0.37	0.66	N/A
Inception* through 9/30/19	5.18	-0.66	4.40	5.47	-0.70

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/19	-18.36%	-18.59%	-14.67%	-13.16%	-13.10%
Five Years Ended 9/30/19	-0.83	-1.03	-0.37	0.66	N/A
Inception* through 9/30/19	4.49	-1.80	4.40	5.47	-0.70

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/19)	57.50%
Class A2 (Inception date of 8/1/14 through 9/30/19)	-3.38
Class C (Inception date of 10/1/10 through 9/30/19)	47.38
Class I (Inception date of 10/1/10 through 9/30/19)	61.45
Class IS (Inception date of 5/1/15 through 9/30/19)	-3.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 1, 2010, August 1, 2014, October 1, 2010, October 1, 2010 and May 1, 2015, respectively.

ClearBridge International Small Cap Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 2019

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

12	ClearBridge International Small Cap Fund 2019 Annual Report

†

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Fund on October 1, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2019. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is an unmanaged, free float-adjusted, market-weighted index of small capitalization companies in each industry group of each country represented by the MSCI EAFE Index, which is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge International Small Cap Fund 2019 Annual Report	13

Schedule of investments

September 30, 2019

ClearBridge International Small Cap Fund

Security	Shares	Value
Common Stocks — 97.8%
Communication Services — 2.1%
Entertainment — 1.1%
DeNA Co. Ltd.	42,175	$744,225	(a)
Media — 1.0%
Criteo SA, ADR	39,680	741,619	*
Total Communication Services		1,485,844
Consumer Discretionary — 12.1%
Auto Components — 0.5%
Nexen Tire Corp.	45,250	342,489	(a)
Hotels, Restaurants & Leisure — 5.1%
Arcos Dorados Holdings Inc., Class A Shares	91,590	615,485
Elegant Hotels Group PLC	843,300	736,203	(a)
Elior Group SA	52,780	701,138	(a)(b)
GVC Holdings PLC	60,960	557,806	(a)
Melco International Development Ltd.	384,159	919,396	(a)
Total Hotels, Restaurants & Leisure		3,530,028
Household Durables — 2.6%
Cairn Homes PLC	419,180	508,960	(a)
DFS Furniture PLC	240,420	653,293	(a)
Man Wah Holdings Ltd.	1,033,332	649,502	(a)
Total Household Durables		1,811,755
Specialty Retail — 0.7%
Roots Corp.	295,220	465,720	*
Textiles, Apparel & Luxury Goods — 3.2%
Coats Group PLC	713,020	651,687	(a)
Ted Baker PLC	51,228	610,337	(a)
Vulcabras Azaleia SA	488,700	923,307	*
Total Textiles, Apparel & Luxury Goods		2,185,331
Total Consumer Discretionary		8,335,323
Consumer Staples — 5.3%
Food & Staples Retailing — 1.6%
MARR SpA	34,310	751,538	(a)
Sundrug Co. Ltd.	10,860	341,652	(a)
Total Food & Staples Retailing		1,093,190
Food Products — 2.6%
Origin Enterprises PLC	151,480	845,842	(a)
Thai Union Group PCL, Class F Shares	1,771,570	967,906	(a)
Total Food Products		1,813,748

See Notes to Financial Statements.

14	ClearBridge International Small Cap Fund 2019 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Personal Products — 1.1%
Chlitina Holding Ltd.	115,160	$786,924	(a)
Total Consumer Staples		3,693,862
Energy — 4.3%
Energy Equipment & Services — 1.5%
ShawCor Ltd.	26,790	308,575
Shinko Plantech Co. Ltd.	73,661	751,637	(a)
Total Energy Equipment & Services		1,060,212
Oil, Gas & Consumable Fuels — 2.8%
Avance Gas Holding Ltd.	410,630	1,658,617	*(a)(b)
TransGlobe Energy Corp.	185,799	245,423
Total Oil, Gas & Consumable Fuels		1,904,040
Total Energy		2,964,252
Financials — 11.4%
Banks — 4.9%
Banca Sistema SpA	401,520	617,644	(a)(b)
BAWAG Group AG	20,340	800,024	*(a)(b)
CYBG PLC	306,130	432,267	(a)
Eurobank Ergasias SA	897,914	867,892	*(a)
RHB Bank Bhd	518,980	699,177	(a)
Total Banks		3,417,004
Capital Markets — 4.0%
Anima Holding SpA	155,120	591,865	(a)(b)
Fairfax India Holdings Corp.	7,124	85,160	*(b)
Fairfax India Holdings Corp.	23,499	281,988	*(b)
Jafco Co. Ltd.	22,285	846,749	(a)
KIWOOM Securities Co. Ltd.	9,310	524,884	(a)
Warsaw Stock Exchange	42,530	425,842	(a)
Total Capital Markets		2,756,488
Diversified Financial Services — 0.9%
Plus500 Ltd.	63,730	598,516	(a)
Insurance — 1.6%
Just Group PLC	619,410	402,861	*(a)
UNIQA Insurance Group AG	78,490	708,664	(a)
Total Insurance		1,111,525
Total Financials		7,883,533
Health Care — 3.4%
Biotechnology — 0.7%
Shanghai Haohai Biological Technology Co. Ltd., Class H Shares	104,587	503,103	(a)(b)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	15

Schedule of investments (cont’d)

September 30, 2019

ClearBridge International Small Cap Fund

Security	Shares	Value
Health Care Equipment & Supplies — 2.7%
InBody Co. Ltd.	29,442	$556,627	(a)
i-SENS Inc.	55,706	1,281,065	(a)
Total Health Care Equipment & Supplies		1,837,692
Total Health Care		2,340,795
Industrials — 33.5%
Air Freight & Logistics — 2.8%
SBS Holdings Inc.	82,388	1,200,048	(a)
Wincanton PLC	266,300	733,612	(a)
Total Air Freight & Logistics		1,933,660
Building Products — 3.1%
China Lesso Group Holdings Ltd.	802,510	763,011	(a)
Inwido AB	117,820	634,301	(a)
Sanwa Holdings Corp.	69,121	778,125	(a)
Total Building Products		2,175,437
Commercial Services & Supplies — 0.5%
Babcock International Group PLC	52,360	359,610	(a)
Construction & Engineering — 5.6%
China Communications Services Corp. Ltd., Class H Shares	901,090	513,367	(a)
China Machinery Engineering Corp., Class H Shares	1,590,872	674,370	(a)
China Railway Construction Corp. Ltd., Class H Shares	470,660	514,261	(a)
Galliford Try PLC	88,130	725,226	(a)
Implenia AG	9,830	369,389	(a)
Koninklijke Volkerwessels NV	30,610	542,082	(a)
Maire Tecnimont SpA	197,990	497,950	(a)
Total Construction & Engineering		3,836,645
Electrical Equipment — 2.3%
Nexans SA	22,090	815,013	(a)
Vitzrocell Co. Ltd.	86,237	747,451	*(a)
Total Electrical Equipment		1,562,464
Machinery — 8.5%
Bucher Industries AG	2,630	823,276	(a)
Cargotec oyj	20,180	649,856	(a)
CIMC Enric Holdings Ltd.	1,069,384	619,267	(a)
CRCC High-Tech Equipment Corp. Ltd., Class H Shares	2,662,998	425,131	(a)
Deutz AG	111,390	645,989	(a)
Hyundai Mipo Dockyard Co. Ltd.	8,888	333,040	(a)
Makino Milling Machine Co. Ltd.	23,952	1,051,341	(a)
Meidensha Corp.	34,397	594,200	(a)

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2019 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Machinery — continued
Morgan Advanced Materials PLC	44,134	$141,270	(a)
Tadano Ltd.	62,581	600,327	(a)
Total Machinery		5,883,697
Marine — 2.1%
D/S Norden A/S	63,850	871,875	(a)
Star Bulk Carriers Corp.	56,000	563,920	*
Total Marine		1,435,795
Professional Services — 2.4%
Applus Services SA	91,070	1,182,274	(a)
Hays PLC	275,740	511,137	(a)
Total Professional Services		1,693,411
Trading Companies & Distributors — 3.6%
Lumax International Corp. Ltd.	335,133	883,620	(a)
Nishio Rent All Co. Ltd.	28,113	725,797	(a)
Travis Perkins PLC	54,610	866,692	(a)
Total Trading Companies & Distributors		2,476,109
Transportation Infrastructure — 2.6%
Shenzhen International Holdings Ltd.	439,164	846,593	(a)
Yuexiu Transport Infrastructure Ltd.	1,080,616	933,833	(a)
Total Transportation Infrastructure		1,780,426
Total Industrials		23,137,254
Information Technology — 4.5%
Electronic Equipment, Instruments & Components — 2.1%
Strix Group PLC	444,760	929,639	(a)
Wasion Holdings Ltd.	1,336,016	507,862	(a)
Total Electronic Equipment, Instruments & Components		1,437,501
IT Services — 1.0%
Sopra Steria Group	5,690	709,583	(a)
Semiconductors & Semiconductor Equipment — 0.7%
BE Semiconductor Industries NV	14,450	453,388	(a)
Software — 0.7%
Sinosoft Technology Group Ltd.	2,201,494	503,977	(a)
Total Information Technology		3,104,449
Materials — 13.1%
Chemicals — 1.7%
Okamoto Industries Inc.	17,273	638,165	(a)
Ube Industries Ltd.	27,393	556,436	(a)
Total Chemicals		1,194,601

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	17

Schedule of investments (cont’d)

September 30, 2019

ClearBridge International Small Cap Fund

Security	Shares	Value
Construction Materials — 2.3%
Cementir Holding SpA	109,470	$734,052	(a)
Wienerberger AG	33,780	822,961	(a)
Total Construction Materials		1,557,013
Containers & Packaging — 1.2%
Greatview Aseptic Packaging Co. Ltd.	1,684,119	828,999	(a)
Metals & Mining — 7.9%
Alamos Gold Inc., Class A Shares	87,040	505,875
Argonaut Gold Inc.	321,250	509,208	*
Centamin PLC	407,910	631,539	(a)
Eramet	7,570	375,542	(a)
Granges AB	87,150	889,538	(a)
Nippon Light Metal Holdings Co. Ltd.	295,929	534,412	(a)
Novagold Resources Inc.	218,130	1,325,393	*
OZ Minerals Ltd.	102,520	668,155	(a)
Total Metals & Mining		5,439,662
Total Materials		9,020,275
Real Estate — 5.5%
Equity Real Estate Investment Trusts (REITs) — 1.7%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,554,660	382,841	(a)
Mapletree Logistics Trust	663,469	778,346	(a)
Total Equity Real Estate Investment Trusts (REITs)		1,161,187
Real Estate Management & Development — 3.8%
Open House Co. Ltd.	34,844	834,469	(a)
publity AG	8,424	279,615	(a)
Sun Frontier Fudousan Co. Ltd.	94,611	1,129,195	(a)
Supalai PCL	683,197	402,296	(a)
Total Real Estate Management & Development		2,645,575
Total Real Estate		3,806,762
Utilities — 2.6%
Independent Power and Renewable Electricity Producers — 1.6%
China Datang Corp. Renewable Power Co. Ltd., Class H Shares	5,961,284	579,317	(a)
Huadian Fuxin Energy Corp. Ltd., Class H Shares	3,189,822	556,062	(a)
Total Independent Power and Renewable Electricity Producers		1,135,379
Water Utilities — 1.0%
China Water Affairs Group Ltd.	856,436	665,838	(a)
Total Utilities		1,801,217
Total Common Stocks (Cost — $71,258,747)		67,573,566

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2019 Annual Report

ClearBridge International Small Cap Fund

Security		Shares	Value
Investments in Underlying Funds —1.5%
Dragon Capital — Vietnam Enterprise Investments Ltd., Class C Shares (Cost — $648,467)		166,657	$1,032,754	(a)
Total Investments before Short-Term Investments (Cost — $71,907,214)			68,606,320

	Rate
Short-Term Investments — 1.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $986,137)	1.810%	986,137	986,137
Total Investments — 100.8% (Cost — $72,893,351)			69,592,457
Liabilities in Excess of Other Assets — (0.8)%			(519,486)
Total Net Assets — 100.0%			$69,072,971

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	19

Schedule of investments (cont’d)

September 30, 2019

ClearBridge International Small Cap Fund

Summary of Investments by Country* (unaudited)
Japan	16.3%
China	13.0
United Kingdom	10.6
South Korea	5.4
France	4.8
Canada	4.6
Italy	4.6
Hong Kong	3.9
Austria	3.4
Norway	2.4
Sweden	2.2
Greece	2.1
Thailand	2.0
Ireland	1.9
Switzerland	1.7
Spain	1.7
Netherlands	1.4
Isle of Man	1.3
Germany	1.3
Brazil	1.3
Taiwan	1.3
Denmark	1.3
Singapore	1.1
Malaysia	1.0
Australia	1.0
Finland	0.9
Jersey	0.9
Uruguay	0.9
Israel	0.9
United States	0.7
Poland	0.6
Turkey	0.6
Investments in Underlying Funds	1.5
Short-Term Investments	1.4
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2019 and are subject to change.

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2019 Annual Report

Statement of assets and liabilities

September 30, 2019

Assets:
Investments, at value (Cost — $72,893,351)	$69,592,457
Foreign currency, at value (Cost — $4,269)	4,252
Receivable for securities sold	642,153
Dividends and interest receivable	364,143
Receivable for Fund shares sold	44,597
Prepaid expenses	42,336
Total Assets	70,689,938

Liabilities:
Payable for securities purchased	1,309,194
Payable for Fund shares repurchased	187,560
Investment management fee payable	29,094
Service and/or distribution fees payable	6,785
Trustees’ fees payable	858
Accrued expenses	83,476
Total Liabilities	1,616,967
Total Net Assets	$69,072,971

Net Assets:
Par value (Note 7)	$58
Paid-in capital in excess of par value	84,541,577
Total distributable earnings (loss)	(15,468,664)
Total Net Assets	$69,072,971

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	21

Statement of assets and liabilities (cont’d)

September 30, 2019

Net Assets:
Class A	$9,120,515
Class A2	$10,705,301
Class C	$3,165,708
Class I	$44,851,954
Class IS	$1,229,493

Shares Outstanding:
Class A	764,844
Class A2	911,392
Class C	271,675
Class I	3,744,959
Class IS	102,627

Net Asset Value:
Class A (and redemption price)	$11.92
Class A2 (and redemption price)	$11.75
Class C*	$11.65
Class I (and redemption price)	$11.98
Class IS (and redemption price)	$11.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.65
Class A2 (based on maximum initial sales charge of 5.75%)	$12.47

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	ClearBridge International Small Cap Fund 2019 Annual Report

Statement of operations

For the Year Ended September 30, 2019

Investment Income:
Dividends	$2,428,783
Interest	39,716
Less: Foreign taxes withheld	(185,994)
Total Investment Income	2,282,505

Expenses:
Investment management fee (Note 2)	642,655
Transfer agent fees (Note 5)	135,834
Service and/or distribution fees (Notes 2 and 5)	100,571
Registration fees	91,292
Fund accounting fees	78,188
Audit and tax fees	41,486
Legal fees	21,340
Shareholder reports	15,701
Interest expense	12,066
Trustees’ fees	4,746
Insurance	2,877
Custody fees	1,098
Miscellaneous expenses	13,955
Total Expenses	1,161,809
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(166,920)
Net Expenses	994,889
Net Investment Income	1,287,616

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(11,009,227)
Foreign currency transactions	(25,244)
Net Realized Loss	(11,034,471)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,061,432)	‡
Foreign currencies	139
Change in Net Unrealized Appreciation (Depreciation)	(5,061,293)
Net Loss on Investments and Foreign Currency Transactions	(16,095,764)
Decrease in Net Assets From Operations	$(14,808,148)

‡	Net of change in accrued foreign capital gains tax of $(20,298).

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	23

Statements of changes in net assets

For the Years Ended September 30,	2019	2018

Operations:
Net investment income	$1,287,616	$2,274,631
Net realized gain (loss)	(11,034,471)	21,142,469
Change in net unrealized appreciation (depreciation)	(5,061,293)	(27,258,803)
Decrease in Net Assets From Operations	(14,808,148)	(3,841,703)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(16,619,372)	(5,780,008)
Decrease in Net Assets From Distributions to Shareholders	(16,619,372)	(5,780,008)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	30,381,345	58,027,779
Reinvestment of distributions	15,520,891	5,526,424
Cost of shares repurchased	(60,927,495)	(115,305,150)
Decrease in Net Assets From Fund Share Transactions	(15,025,259)	(51,750,947)
Decrease in Net Assets	(46,452,779)	(61,372,658)

Net Assets:
Beginning of year	115,525,750	176,898,408
End of year(b)	$69,072,971	$115,525,750

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 9). For the year ended September 30, 2018, distributions from net investment income were $5,780,008.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 9). For the year ended September 30, 2018, end of year net assets included overdistributed net investment income of $(78,709).

See Notes to Financial Statements.

24	ClearBridge International Small Cap Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.22	$18.46	$15.84	$15.10	$16.36

Income (loss) from operations:
Net investment income	0.18	0.19	0.15	0.19	0.08
Net realized and unrealized gain (loss)	(2.55)	(0.87)	2.76	0.72	(0.60)
Total income (loss) from operations	(2.37)	(0.68)	2.91	0.91	(0.52)

Less distributions from:
Net investment income	(0.27)	(0.56)	(0.29)	(0.17)	(0.11)
Net realized gains	(2.66)	—	—	—	(0.63)
Total distributions	(2.93)	(0.56)	(0.29)	(0.17)	(0.74)

Net asset value, end of year	$11.92	$17.22	$18.46	$15.84	$15.10
Total return[2]	(13.38)%	(3.90)%	18.87%	6.05%	(2.99)%

Net assets, end of year (000s)	$9,121	$18,127	$37,977	$39,154	$30,267

Ratios to average net assets:
Gross expenses	1.55%	1.49%	1.51%	1.51%	1.57%
Net expenses[3,4]	1.36	1.39	1.44	1.37	1.45
Net investment income	1.37	1.00	0.93	1.30	0.50

Portfolio turnover rate	37%	43%	41%	44%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.45%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A2 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.11	$18.35	$15.76	$15.06	$16.37

Income (loss) from operations:
Net investment income	0.17	0.19	0.14	0.17	0.09
Net realized and unrealized gain (loss)	(2.56)	(0.88)	2.73	0.68	(0.64)
Total income (loss) from operations	(2.39)	(0.69)	2.87	0.85	(0.55)

Less distributions from:
Net investment income	(0.31)	(0.55)	(0.28)	(0.15)	(0.13)
Net realized gains	(2.66)	—	—	—	(0.63)
Total distributions	(2.97)	(0.55)	(0.28)	(0.15)	(0.76)

Net asset value, end of year	$11.75	$17.11	$18.35	$15.76	$15.06
Total return[2]	(13.64)%	(3.98)%	18.70%	5.69%	(3.16)%

Net assets, end of year (000s)	$10,705	$13,880	$13,997	$9,136	$4,604

Ratios to average net assets:
Gross expenses	1.82%	1.66%	1.70%	1.81%	1.79%
Net expenses[3,4]	1.61	1.54	1.60	1.65	1.65
Net investment income	1.32	1.04	0.88	1.12	0.59

Portfolio turnover rate	37%	43%	41%	44%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.60%. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.65%.

See Notes to Financial Statements.

26	ClearBridge International Small Cap Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.94	$18.18	$15.57	$14.90	$16.21

Income (loss) from operations:
Net investment income (loss)	0.09	0.09	0.04	0.08	(0.02)
Net realized and unrealized gain (loss)	(2.52)	(0.88)	2.73	0.68	(0.60)
Total income (loss) from operations	(2.43)	(0.79)	2.77	0.76	(0.62)

Less distributions from:
Net investment income	(0.20)	(0.45)	(0.16)	(0.09)	(0.06)
Net realized gains	(2.66)	—	—	—	(0.63)
Total distributions	(2.86)	(0.45)	(0.16)	(0.09)	(0.69)

Net asset value, end of year	$11.65	$16.94	$18.18	$15.57	$14.90
Total return[2]	(13.98)%	(4.58)%	18.06%	5.22%	(3.74)%

Net assets, end of year (000s)	$3,166	$5,751	$6,255	$5,886	$5,220

Ratios to average net assets:
Gross expenses	2.28%	2.19%	2.21%	2.29%	2.28%
Net expenses[3,4]	2.09	2.08	2.16	2.15	2.20
Net investment income (loss)	0.74	0.51	0.24	0.52	(0.10)

Portfolio turnover rate	37%	43%	41%	44%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 2.20%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.39	$18.63	$15.98	$15.22	$16.47

Income (loss) from operations:
Net investment income	0.24	0.28	0.22	0.24	0.13
Net realized and unrealized gain (loss)	(2.60)	(0.89)	2.77	0.72	(0.62)
Total income (loss) from operations	(2.36)	(0.61)	2.99	0.96	(0.49)

Less distributions from:
Net investment income	(0.39)	(0.63)	(0.34)	(0.20)	(0.13)
Net realized gains	(2.66)	—	—	—	(0.63)
Total distributions	(3.05)	(0.63)	(0.34)	(0.20)	(0.76)

Net asset value, end of year	$11.98	$17.39	$18.63	$15.98	$15.22
Total return[2]	(13.16)%	(3.52)%	19.26%	6.35%	(2.75)%

Net assets, end of year (000s)	$44,852	$75,026	$97,348	$81,964	$81,753

Ratios to average net assets:
Gross expenses	1.28%	1.18%	1.18%	1.22%	1.21%
Net expenses[3,4]	1.06	1.05	1.10	1.08	1.18
Net investment income	1.79	1.51	1.32	1.61	0.83

Portfolio turnover rate	37%	43%	41%	44%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceed the expense cap as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.10%. Prior to August 3, 2015, the expense limitation was 1.20%.

See Notes to Financial Statements.

28	ClearBridge International Small Cap Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$17.41	$18.65	$16.00	$15.24	$16.76

Income (loss) from operations:
Net investment income	0.21	0.30	0.24	0.15	0.11
Net realized and unrealized gain (loss)	(2.56)	(0.90)	2.77	0.81	(1.63)
Total income (loss) from operations	(2.35)	(0.60)	3.01	0.96	(1.52)

Less distributions from:
Net investment income	(0.42)	(0.64)	(0.36)	(0.20)	—
Net realized gains	(2.66)	—	—	—	—
Total distributions	(3.08)	(0.64)	(0.36)	(0.20)	—

Net asset value, end of year	$11.98	$17.41	$18.65	$16.00	$15.24
Total return[3]	(13.10)%	(3.44)%	19.42%	6.45%	(9.13)%

Net assets, end of year (000s)	$1,229	$2,742	$21,321	$14,118	$9

Ratios to average net assets:
Gross expenses	1.19%	1.03%	1.08%	1.12%	1.32%[4]
Net expenses[5,6]	0.96	0.96	1.00	1.00	1.06 [4]
Net investment income	1.57	1.59	1.46	0.99	1.56 [4]

Portfolio turnover rate	37%	43%	41%	44%	53%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.95%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap as a result of interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to December 1, 2017, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Prior to August 3, 2015, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

30	ClearBridge International Small Cap Fund 2019 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Small Cap Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$741,619	$744,225	—	$1,485,844
Consumer Discretionary	2,004,512	6,330,811	—	8,335,323
Energy	553,998	2,410,254	—	2,964,252
Financials	367,148	7,516,385	—	7,883,533
Industrials	563,920	22,573,334	—	23,137,254
Materials	2,340,476	6,679,799	—	9,020,275
Other Common Stocks	—	14,747,085	—	14,747,085
Investments in Underlying Funds	—	1,032,754	—	1,032,754
Total Long-Term Investments	6,571,673	62,034,647	—	68,606,320
Short-Term Investments†	986,137	—	—	986,137
Total Investments	$7,557,810	$62,034,647	—	$69,592,457

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

32	ClearBridge International Small Cap Fund 2019 Annual Report

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

ClearBridge International Small Cap Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.750
Next $3 billion	0.700
Next $5 billion	0.650
Over $10 billion	0.600

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.40%, 1.60%, 2.15%, 1.05% and 0.95%, respectively. In addition, the ratio of total annual fund operating expenses for

34	ClearBridge International Small Cap Fund 2019 Annual Report

Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2019, fees waived and/or expenses reimbursed amounted to $166,920.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$318	$4,094	—
CDSCs	—	13	$439

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$28,993,689
Sales	58,880,186

ClearBridge International Small Cap Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

At September 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$73,926,392	$6,565,672	$(10,899,607)	$(4,333,935)

4. Derivative instruments and hedging activities

At September 30, 2019, the Fund did not have any derivative instruments outstanding.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$28,821	†	$17,451
Class A2	29,072		48,019
Class C	42,678		5,467
Class I	—		64,360
Class IS	—		537
Total	$100,571		$135,834

†	Amount shown is exclusive of expense reimbursements. For the year ended September 30, 2019, the service and/or distribution fees reimbursed amounted to $28 for Class A shares.

For the year ended September 30, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$21,882
Class A2	23,799
Class C	8,072
Class I	109,616
Class IS	3,551
Total	$166,920

36	ClearBridge International Small Cap Fund 2019 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Investment Income:
Class A	$226,735	$1,068,854
Class A2	242,969	434,330
Class C	65,532	152,499
Class I	1,350,880	3,459,837
Class IS	63,885	664,488
Total	$1,950,001	$5,780,008

Net Realized Gains:
Class A	$2,253,794	—
Class A2	2,055,797	—
Class C	859,662	—
Class I	9,096,050	—
Class IS	404,068	—
Total	$14,669,371	—

7. Shares of beneficial interest

At September 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	187,624	$2,410,141	277,174	$5,156,757
Shares issued on reinvestment	200,026	2,336,304	52,022	967,608
Shares repurchased	(675,211)	(9,116,023)	(1,334,592)	(24,903,830)
Net decrease	(287,561)	$(4,369,578)	(1,005,396)	$(18,779,465)

Class A2
Shares sold	104,517	$1,330,807	217,943	$4,045,245
Shares issued on reinvestment	199,372	2,298,766	23,477	434,326
Shares repurchased	(203,757)	(2,662,912)	(192,807)	(3,480,341)
Net increase	100,132	$966,661	48,613	$999,230

ClearBridge International Small Cap Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class C
Shares sold	51,443	$641,801	70,445	$1,324,738
Shares issued on reinvestment	79,892	917,162	8,174	150,320
Shares repurchased	(199,249)	(2,455,057)	(83,183)	(1,497,333)
Net decrease	(67,914)	$(896,094)	(4,564)	$(22,275)

Class I
Shares sold	1,936,444	$25,562,664	2,319,245	$43,869,241
Shares issued on reinvestment	811,396	9,501,445	176,705	3,309,682
Shares repurchased	(3,317,220)	(45,084,807)	(3,406,174)	(63,282,835)
Net decrease	(569,380)	$(10,020,698)	(910,224)	$(16,103,912)

Class IS
Shares sold	33,897	$435,932	192,085	$3,631,798
Shares issued on reinvestment	39,933	467,214	35,458	664,488
Shares repurchased	(128,710)	(1,608,696)	(1,213,259)	(22,140,811)
Net decrease	(54,880)	$(705,550)	(985,716)	$(17,844,525)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$1,950,048	$5,780,008
Net long-term capital gains	14,669,324	—
Total distributions paid	$16,619,372	$5,780,008

As of September 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,343,786
Deferred capital losses*	(12,457,822)
Other book/tax temporary differences(a)	(13,322)
Unrealized appreciation (depreciation)(b)	(4,341,306)
Total accumulated earnings (losses) — net	$(15,468,664)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

38	ClearBridge International Small Cap Fund 2019 Annual Report

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

ClearBridge International Small Cap Fund 2019 Annual Report	39

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge International Small Cap Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Small Cap Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the three years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, Maryland

November 14, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

40	ClearBridge International Small Cap Fund 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge International Small Cap Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	87
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey &Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	87
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

42	ClearBridge International Small Cap Fund

Independent Trustees† cont’d

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge International Small Cap Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 142 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

44	ClearBridge International Small Cap Fund

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge International Small Cap Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

46	ClearBridge International Small Cap Fund

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Small Cap Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2019:

Record date:	12/18/2018
Payable date:	12/19/2018
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Foreign Source Income	100.00	%*
Foreign Taxes Paid Per Share	$ 0.040514
Long-Term Capital Gain Dividend	$ 2.656020

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

48	ClearBridge International Small Cap Fund

ClearBridge

International Small Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and credit worthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/19 SR19-3736

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2018 and September 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $207,534 in September 30, 2018 and $158,701 in September 30, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2018 and $3,000 in September 30, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,400 in September 30, 2018 and $0 in September 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in September 30, 2018 and $0 in September 30, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2018 and September 30, 2019; Tax Fees were 100% and 100% for September 30, 2018 and September 30, 2019; and Other Fees were 100% and 100% for September 30, 2018 and September 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $432,645 in September 30, 2018 and $265,845 in September 30, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Stephen R. Gross
Susan M. Heilbron
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 21, 2019